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(LOGO)                                    ALLIANCE NORTH AMERICAN
                                          GOVERNMENT INCOME TRUST
_________________________________________________________________

                                                    March 1, 1996


Supplement to Prospectus dated March 1, 1996 for Texas Investors

    Prospective Texas investors should note that the Fund may borrow monies representing approximately one-third of its total assets, less liabilities, for leverage purposes, i.e., for the purpose of purchasing additional portfolio investments. Leveraging, which is usually considered to be a speculative investment technique, has advantages and disadvantages, both of which should be carefully evaluated by the investor.

    In this regard, while the Fund's Adviser anticipates that the Fund's use of leverage will provide the Fund's shareholders with a potentially higher yield than if the Fund had not used leverage, the Fund's use of leverage could result in a lower rate of return than if the Fund were not leveraged. Investors should note the special risks associated with the use of borrowed funds to purchase investment securities, which could increase the volatility of the net asset value of the Fund's shares. Leveraging is discussed in more detail on page 34 of the Prospectus.

(R): This is a registered mark used under license from the owner, Alliance Capital Management L.P.























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